Filed Pursuant to
                                                                     Rule 497(c)
                                                      1933 Act File No. 033-6343
                                                     1940 Act File No. 811-04704

STATEMENT OF ADDITIONAL INFORMATION                             October 31, 2007





                             THE PRIMARY TREND FUND

                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Primary Trend Fund dated October 31, 2007, the portfolio of The Primary Trend Fund, Inc. Requests for copies of the prospectus should be made in writing to The Primary Trend
Fund, 700 North Water Street, Milwaukee, Wisconsin 53202, or by calling 1-800-443-6544.

                  The following financial statements are incorporated by reference to the Annual Report, dated June 30, 2007, of The Primary Trend Fund (File No. 811-04704), as filed with the Securities and Exchange Commission on Form N-CSR on August 31, 2007:

                       Portfolio of Investments
                       Statement of Assets and Liabilities
                       Statement of Operations
                       Statement of Changes in Net Assets
                       Financial Highlights
                       Notes to Financial Statements
                       Report of Independent Registered Public Accounting Firm


Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-443-6544.



                          THE PRIMARY TREND FUND, INC.
                             700 North Water Street
                           Milwaukee, Wisconsin 53202

                             THE PRIMARY TREND FUND


                                Table of Contents

                                                                        Page No.



GENERAL INFORMATION AND HISTORY...............................................1

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT CONSIDERATIONS.....................................................3

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................7

DIRECTORS AND OFFICERS OF THE COMPANY.........................................9

OWNERSHIP BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS...........................12

INVESTMENT ADVISER AND ADMINISTRATOR.........................................12

PORTFOLIO MANAGERS...........................................................15

DETERMINATION OF NET ASSET VALUE.............................................16

PURCHASE OF SHARES...........................................................17

REDEMPTION OF SHARES.........................................................17

EXCHANGING SHARES............................................................18

ALLOCATION OF PORTFOLIO BROKERAGE............................................19

CUSTODIAN....................................................................20

TAXES........................................................................20

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................21

SHAREHOLDER MEETINGS.........................................................22

CAPITAL STRUCTURE............................................................23

DESCRIPTION OF SECURITIES RATINGS............................................23


                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated October 31, 2007, and, if given or made, such information or representations may not be relied upon as having been authorized by The Primary Trend Fund.


                  This Statement of Additional Information does not constitute an offer to sell securities.

                         GENERAL INFORMATION AND HISTORY


                  The Primary Trend Fund, Inc. (the "Company") is an open-end, diversified management company registered under the Investment Company Act of 1940, as amended (the "Act"). The Company is a Wisconsin corporation. The Primary Trend Fund, Inc. was incorporated on June 3, 1986. The Primary Trend Fund is hereinafter referred to as the "Fund".


                             INVESTMENT RESTRICTIONS


                  The Fund has adopted the following investment restrictions which are matters of fundamental policy. The Fund's fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or
(ii) more than 50% of the outstanding shares of the Fund.

                  1.  The  Fund  will  not   purchase   securities   on  margin,
participate in a joint-trading account, sell securities short, or write or invest in put or call options. The Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund's net assets and of such 5% not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are options to purchase securities at a specified price, valid for a specified period of time. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. If the Fund does not exercise a warrant, its loss will be the purchase price of the warrant.

                  2. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets, and the Fund will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of the Fund's net assets.

                  3. The Fund will not lend money (except by purchasing publicly distributed debt securities) or lend its portfolio securities.

                  4. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission, and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund's net assets, taken at current value, would be invested in securities of registered closed-end investment companies. The Fund has no current intention of investing in securities of closed-end investment companies.

                  5. The Fund will not make investments for the purpose of exercising control or management of any company.

                  6. The Fund will limit its purchases of securities of any one issuer (other than the United States or an agency or instrumentality of the United States government) in such a manner that it will satisfy the requirements of Section 5(b)(1) of the Act. Pursuant to Section 5(b)(1) of the Act at least 75% of the value of the Fund's total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

                  7. The Fund will not concentrate 25% or more of the value of its assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

                  8. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Fund's investment adviser.

                  9. The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Company, or directors, officers or other affiliated persons of the Fund's investment adviser, beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

                  10. The Fund will not act as an underwriter or distributor of securities other than shares of the Company and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

                  11. The Fund will not purchase any interest in any oil, gas or any other mineral exploration or development program.

                  12. The Fund will not purchase or sell real estate or real estate mortgage loans, but the Fund may purchase securities of issuers whose assets consist primarily of real estate or real estate mortgage loans.

                  13. The Fund will not purchase or sell commodities or commodities contracts.

                  14. The Fund will not invest more than 5% of the Fund's total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of any merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

                  15. The Fund's investments in illiquid and/or not readily marketable securities will not exceed 10% of the Fund's total assets. The Fund has no current intention of investing in illiquid and/or not readily marketable securities.

                  The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values, or some similar event, no violation of the Fund's fundamental investment restrictions will be deemed to have occurred.


                            INVESTMENT CONSIDERATIONS


                  The  Fund's   prospectus   describes   the  Fund's   principal
investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.


Money Market Instruments


                  The Fund may invest in cash and money market instruments. The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market instruments in which they invest include U.S. Treasury Bills, commercial paper and commercial paper master notes.

                  The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest two rating categories by a nationally recognized statistical rating organization (NRSRO); or unrated commercial paper and commercial paper master notes which the Fund's investment adviser, Arnold Investment Counsel Incorporated (the "Adviser"), believes to be of comparable quality. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.


Investment Grade Investments


                  The Fund may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate current income and possible capital gains at those times when its investment adviser believes such securities offer opportunities for growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. Except as set forth below, the Fund will limit its investments in non-convertible bonds and debentures to those which have been assigned one of the four highest ratings of either Standard & Poor's Corporation ("S&P(R)") (AAA, AA, A and BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa), or unrated bonds which the Adviser believes to be of comparable quality. Obligations rated BBB by S&P(R) or Baa by Moody's, although investment grade, exhibit speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than in the case of the issuers of higher rated obligations. Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market as rated securities. If a non-convertible bond or debenture is downgraded below investment grade by both S&P(R) and Moody's, the Adviser will review such investment on an independent basis to determine whether the security should be sold or retained.

Low-Rated Securities


                  The Fund may invest up to 5% of its total assets in corporate obligations rated less than investment grade if, in the opinion of the Adviser, such lesser rating is due to a special situation or other extenuating circumstances. Corporate obligations rated less than investment grade (hereinafter referred to as "low-rated securities") are commonly referred to as "junk bonds", and while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in low-rated securities are discussed below. See "DESCRIPTION OF SECURITIES RATINGS."


                  Effect of Interest Rates and Economic Changes


                  Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient cash flows to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the Fund's net asset value.

                  The value of a low-rated security generally will decrease in a rising interest rate environment. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.


                  Payment Expectations


                  Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuers of securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate.

To the extent an issuer is able to refinance the securities or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security which could result in less income for the Fund.


                  Credit Ratings


                  Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated securities will be more dependent on the Adviser's credit analysis than would be the case with investments in investment grade debt securities. The Adviser employs its own credit research and analysis which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain low-rated securities whose credit ratings or credit quality may have changed.


                  Liquidity and Valuation


                  The Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the respective net asset value of the Fund and the Fund's ability to dispose of particular securities when necessary to meet its liquidity needs or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market.


Government Obligations


                  The Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.


                  Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Preferred Stocks


                  The Fund may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors.
Preferred stock also may be subject to optional or mandatory redemption provisions.


American Depository Receipts


                  The Fund may invest in American Depository Receipts ("ADRs"). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

                  The  Fund  may  invest  in  ADRs  which  are   "sponsored"  or
"unsponsored". While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by, or consent of, the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications.


Portfolio Turnover


                  The Fund does not trade actively for short-term profits. However, if the objectives of the Fund would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly higher transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.


                        DISCLOSURE OF PORTFOLIO HOLDINGS


                  The Fund maintains written policies and procedures (as described below) regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. Only the Board of Directors may authorize the disclosure of the Fund's portfolio holdings prior to the public disclosure of such information.

                  The officers of the Fund receive reports on a regular basis as to any purchases and redemptions of shares of the Fund and review these reports to determine if there is any unusual trading in shares of the Fund. The officers of the Fund will report to the Board of Directors any such unusual trading in shares of the Fund.

                  There may be instances where the interests of the Fund's shareholders with respect to the disclosure of information about portfolio securities may conflict with the interests of the

Adviser or an affiliated person of the Fund. In such situations, the Board of Directors will be afforded the opportunity to determine whether or not to allow such disclosure.


Fund Service Providers - Fund Administrator, Independent Registered Public Accounting Firm and Custodian


                  The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund's portfolio holdings from time to time, on an ongoing basis. As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information, but only on an as needed basis in connection with their services to the Fund. For example, the Fund's administrator is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio of the Fund. The Fund also undergoes an annual audit which requires the Fund's independent registered public accounting firm to review the Fund's portfolio. In addition to the Fund's administrator, the Fund's custodian also maintains an up-to-date list of the Fund's holdings. In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that each of these parties is contractually and/or ethically prohibited from sharing the Fund's portfolios unless specifically authorized by the Fund. The third party service providers to whom the Fund provides non-public portfolio holdings information are the Adviser ( Arnold Investment Counsel Incorporated), the Fund's administrator (UMB Fund Services, Inc.), the Fund's independent registered public accountants (BKD,
LLP), and the Fund's custodian (U.S. Bank, N.A.). The Fund may also provide non-public portfolio holdings information to the Fund's financial printer in connection with the preparation, distribution and filing of the Fund's financial reports and public filings.


Rating and Ranking Organizations


                  The Fund may provide its entire portfolio holdings to the following rating and ranking organizations:


          o    Morningstar, Inc.
          o    Lipper, Inc.
          o    Standard & Poor's Ratings Group
          o    Bloomberg L.P.
          o    Thomson Financial Research
          o    Vickers Stock Research


                  The Fund's management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Fund may not pay these organizations or receive any compensation from them for providing this information.

                  The Fund may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 15 calendar days old. Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for shares of the Fund or to trade against the Fund to the detriment of other shareholders of the Fund. However, since the Fund will not provide this information until such information is at least 15 calendar days old, the disclosure of such non-public portfolio holdings should not be problematic.


Website Disclosure


                  The Fund publishes its top ten positions at the end of each calendar quarter on its website (www.primarytrendfunds.com). This information is updated approximately 15 to 30 calendar days following the end of each quarter. It is available to anyone that visits the website.



                      DIRECTORS AND OFFICERS OF THE COMPANY


                  As a Wisconsin corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors. (The Primary Trend Fund is the only mutual fund in a "fund complex", as such term is defined in the Act.) The name, age, address, principal occupations during the past five years and other information with respect to each of the directors and officers of the Company are as follows:





                                                                                                        Number of
                                                                                                        Portfolios
                                                      Term of                                          in the Fund         Other
                                  Position(s)        Office and                                          Complex       Directorships
                                      Held           Length of         Principal Occupation(s)           Overseen         Held by
    Name, Address and Age          with Fund        Time Served          during Past 5 Years           by Director        Director
    ---------------------         -----------       -----------      ---------------------------       -----------        --------

"Disinterested Persons" of the Fund

Clark J. Hillery                Director         Indefinite,       Director of Team Services for           1                None
700 N. Water Street                              until successor   the Milwaukee Bucks since
Milwaukee, WI 53202                              elected           December, 2000.
Age: 57
                                                 9 years
William J. Rack                 Director         Indefinite,       Managing member of Lakeland             1                None
700 N. Water Street                              until successor   Business Properties LLC, which
Milwaukee, WI  53202                             elected           engages in commercial real
Age: 61                                                            estate development and leasing
                                                 5 years



                                                                                                        Number of
                                                                                                        Portfolios
                                                      Term of                                          in the Fund         Other
                                  Position(s)        Office and                                          Complex       Directorships
                                      Held           Length of         Principal Occupation(s)           Overseen         Held by
    Name, Address and Age          with Fund        Time Served          during Past 5 Years           by Director        Director
    ---------------------         -----------       -----------      ---------------------------       -----------        --------

"Interested Persons" of the Fund


Barry S. Arnold*               Director          Indefinite,       Portfolio Manager, Chief                1                None
700 N. Water Street                              until successor   Investment Officer and
Milwaukee, WI  53202                             elected           Secretary of the Adviser
Age: 42
                                                 10 years

                               Vice President    One Year Term
                               and Secretary

Lilli Gust*                    President and     One Year Term     Portfolio Manager, President            N/A              N/A
700 N. Water Street            Treasurer                           and Treasurer of the Adviser
Milwaukee, WI  53202
Age: 61

-------------


* Mr. Arnold and Ms. Gust are "interested persons" of the Fund because they are officers of the Adviser and officers of the Company.


                  The Board of Directors of the Company has an audit committee whose members are Messrs. Hillery and Rack. The primary functions of the audit committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Fund's internal controls and to review certain other matters relating to the Fund's independent registered public accounting firm and financial records. The audit committee met twice during the fiscal year ended June 30, 2007.

                  The Board of Directors of the Company has no other committees.

                  During the fiscal year ended June 30, 2007, the Company paid $2,000 in aggregate remuneration to its disinterested directors. The Company's standard method of compensating directors is to pay each disinterested director a fee of $250 for each meeting of the Board of Directors attended. The table below sets forth the compensation paid by the Company to each of the current directors of the Company during the fiscal year ended June 30, 2007:




                              Aggregate         Pension or Retirement         Estimated Annual     Total Compensation from
                          Compensation from    Benefits Accrued As Part           Benefits                 Company
Name of Person                 Company           of Company Expenses          Upon Retirement         Paid to Directors
--------------                 -------           -------------------          ---------------         -----------------

"Disinterested Persons" of the Fund

Clark J. Hillery                $1,000                    $0                         $0                      $1,000
William J. Rack                 $1,000                    $0                         $0                      $1,000

"Interested Persons" of the Fund

Barry S. Arnold                     $0                    $0                         $0                          $0




                  The Company and the Adviser have adopted a combined code of ethics pursuant to Rule 17j-1 under the Act. The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. The code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

                  The Fund votes proxies in accordance with the Adviser's proxy voting policy. The Adviser generally follows the so-called "Wall Street Rule" (i.e., it votes as management recommends or sells the stock prior to the meeting). In the event that a vote presents a conflict of interest between the interests of the Fund and the Adviser, the Adviser will disclose the conflict to the Board of Directors and offer the Board of Directors the opportunity to instruct the Adviser in voting the securities. Information on how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge by calling 1-800-443-6544 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

               OWNERSHIP BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS


                  The following table sets forth certain information regarding the ownership of outstanding shares of The Primary Trend Fund, as of September 30, 2007, by (i) each person known by the Company to own more than 5% of the Fund's outstanding shares, and (ii) all directors and officers of the Company as a group. Unless otherwise indicated, each shareholder possesses both record and beneficial ownership of the shares listed opposite his or her name.



                                        Amount of
            Name and Address           Beneficial                   Percent
          of Beneficial Owner           Ownership                   of Class
          -------------------           ---------                   --------

George L. and Ruth L. Leef             290,185                      17.8%
Tucson, Arizona 85750

Lilli Gust                             144,857(1)                    8.9%
Milwaukee, Wisconsin 53208

Directors and Officers as              178,449(1)                     11%
a Group (4 persons)



     (1) The amount shown includes the shares of the Fund held of record by Arnold Investment Counsel Incorporated and the Arnold Investment Counsel Incorporated 401(k) Plan. Arnold Investment Counsel Incorporated is controlled by Lilli Gust.

                  The following table sets forth the dollar range of equity securities of The Primary Trend Fund beneficially owned by each current director as of December 31, 2006.




                                                                                      Aggregate Dollar Range
                                                                                       of Equity Securities
                                             Dollar Range of                            of all Registered
                                           Equity Securities in                        Investment Companies
       Name of Director                   The Primary Trend Fund                         in Fund Company
       ----------------                   ----------------------                         ---------------

"Disinterested Persons of the Fund"

Clark J. Hillery                                 $1-$10,000                                  $1-$10,000

William J. Rack                                     None                                         None

"Interested Persons of the Fund"

Barry S. Arnold                                 Over $100,000                               Over $100,000


                      INVESTMENT ADVISER AND ADMINISTRATOR


                  The investment adviser to the Fund is Arnold Investment Counsel Incorporated. The Adviser is controlled by Lilli Gust, by virtue of her having voting control of a majority of the Adviser's outstanding shares. Pursuant to the investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory and management services to the Fund. The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund. The Adviser, at its own expense and without separate reimbursement from the Fund, provides the Fund with copies of The Primary Trend investment letter for distribution to shareholders; furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Fund and maintaining its organization; bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issuance or sale of securities; and pays the salaries and fees of all officers and directors of the Company (except the fees paid to directors who are not "interested persons" of the Company). For the foregoing, the Adviser receives from the Fund a monthly fee at the annual rate of 0.74% of the Fund's average daily net assets.

                  For the fiscal years ended June 30, 2007, 2006 and 2005, The Primary Trend Fund paid the Adviser fees of $139,221, $126,444 and $125,093, respectively, pursuant to the Advisory Agreement.

                  The Fund will pay all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement, including, but not limited to: the costs of preparing and printing its registration statement required under the Securities Act of 1933, as amended, and the Act and any amendments thereto; the expense of registering its shares with the Securities and Exchange Commission and the various states; the printing and distribution cost of prospectuses mailed to existing shareholders; interest charges; brokerage commissions; and expenses incurred in connection with portfolio transactions. The Fund will also pay: the fees of directors who are not interested persons of the Company; director and officer liability insurance, if any; salaries of administrative and clerical personnel; association membership dues; auditing and accounting services; legal fees and expenses; fees and expenses of any custodian or trustee having custody of the Fund's assets; expenses of calculating the Fund's net asset value and repurchasing and redeeming shares; and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any related problems.

                  Under the Advisory Agreement, the Adviser must reimburse the Fund to the extent that its annual operating expenses, including investment advisory fees (net of any reimbursements made by the Adviser), but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2%. As of the date of this Statement of Additional Information, no such state law provision was applicable to the Fund. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund records an account receivable from the Adviser for the amount of such excess. In such a situation, the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. The adjustment will be reconciled at the end of the Fund's fiscal year and not carried forward. No reimbursement was required for the Fund during the fiscal years ended June 30, 2007, 2006 and 2005.

                  The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the shares of the Fund, on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned.


                  The benefits derived by the Adviser from soft dollar arrangements are described under the caption "ALLOCATION OF PORTFOLIO BROKERAGE." None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.


                  The administrator to the Fund is UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233 (the "Administrator"). The Company and the Administrator entered into an administration and fund accounting agreement on January 27, 1997 (the "Administration Agreement") that will remain in effect unless terminated as provided below.

                  Pursuant to the Administration Agreement, the Administrator calculates the daily net asset value of the Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all federal income and excise tax returns and state income tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals). For these services, the Administrator receives from the Fund a monthly fee at the annual rate of 0.15% on the first $50,000,000 of the Fund's average net assets, 0.12% on the next $50,000,000, and 0.07% on average net assets in excess of $100,000,000, subject to an annual minimum of $44,670, plus out-of-pocket expenses.

                  For the fiscal years ended June 30, 2007, 2006 and 2005, The Primary Trend Fund paid the Administrator fees of $43,428, $41,377 and $39,402, respectively, pursuant to the Administration Agreement.

                  The Administration Agreement may be terminated on not less than 90 days notice, without the payment of any penalty, by the Board of Directors of the Company or by the Administrator. Pursuant to the Administration Agreement, the Administrator also provides fund accounting services to the Fund.

                  The Advisory Agreement and the Administration Agreement provide that the Adviser and the Administrator, as the case may be, shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, negligence (gross negligence in the case of the Advisory Agreement) or reckless disregard of its obligations or duties. The Advisory Agreement and the Administration Agreement also provide that the Adviser and the Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business, whether of a similar or dissimilar nature, and render investment advisory services to others.


                               PORTFOLIO MANAGERS


                  The sole investment adviser to the Fund is Arnold Investment Counsel Incorporated. The portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2006.





                                  Number of Other Accounts Managed and Total        Number of Accounts and Total Assets for Which
                                            Assets by Account Type                        Advisory Fee is Performance-Based
                                            ----------------------                        ---------------------------------
                                Registered      Other Pooled                     Registered      Other Pooled
                                Investment      Investment          Other        Investment      Investment          Other
                                Companies       Vehicles            Accounts     Companies       Vehicles            Accounts
                                ---------       --------            --------     ---------       --------            --------
Name of Portfolio Managers
--------------------------

Lilli Gust                            --              --               19              --                --             --

                                     $--              $--         $11,801,831         $--               $--             $--

Barry S. Arnold                       --              --               19              --                --             --

                                     $--              $--         $11,801,831         $--               $--             $--


                  The portfolio managers of the Adviser are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

                  The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2006.




                                                                                        Method Used to Determine Compensation
                                                                                    (Including Any Differences in Method Between
Name of Portfolio Managers       Form of Compensation     Source of Compensation                    Account Types)
--------------------------       --------------------     ----------------------                    --------------

Lilli Gust                           Salary/Bonus            Arnold Investment      Ms. Gust  receives a fixed  salary that is set
                                                           Counsel Incorporated     by reference to industry standards. She
                                                                                    also receives an annual subjective bonus
                                                                                    based solely on the overall profitability
                                                                                    of the Adviser after taxes for the prior
                                                                                    fiscal year.

Barry S. Arnold                      Salary/Bonus            Arnold Investment      Mr. Arnold receives a fixed salary that is
                                                           Counsel Incorporated     set by reference to industry standards. He
                                                                                    also receives an annual subjective bonus
                                                                                    based solely on the overall profitability
                                                                                    of the Adviser after taxes for the prior
                                                                                    fiscal year.


As of June 30, 2007, the dollar range of shares of The Primary Trend Fund beneficially owned by Ms. Gust is over $1,000,000 and the dollar range of shares of The Primary Trend Fund beneficially owned by Mr. Arnold is $100,001-$500,000.


                        DETERMINATION OF NET ASSET VALUE


                  The net asset value of the Fund normally is determined as of the close of regular trading (currently 3:00 P.M. Central Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                  The net asset value (or "price") per share of the Fund is determined by dividing the total value of the Fund's investments and other assets, less any liabilities, by its number of outstanding shares. In calculating the net asset value of the Fund, portfolio securities listed on a national securities exchange (other than The NASDAQ Stock Market) are valued at the last sale price on the day the valuation is made, and Securities that are traded on The NASDAQ Stock Market are valued at the Nasdaq Official Closing Price. If no sale is reported, the average of the latest bid and asked prices is used. Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the appropriate Company's Board of Directors. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.


                               PURCHASE OF SHARES


                  The Articles of Incorporation of The Primary Trend Fund, Inc. permit the issuance of shares of The Primary Trend Fund in exchange for securities of a character which are permitted investments of the Fund. However, the Company does not anticipate issuing Fund shares for investment securities in the foreseeable future. Any such issuances will be limited to a bona fide reorganization, statutory merger, or other acquisitions of portfolio securities which: (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Stock Market. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in the same manner as the Fund's portfolio securities.

                  The Fund offers an automatic investment plan. Pursuant to this plan, shareholders wishing to invest fixed dollar amounts in the Fund every month can make automatic purchases of $50 or more on any date of the month. If that day is a weekend or holiday, the purchase will be made the following business day. There is no service fee for participating in this plan. In order to participate in the plan, a shareholder's financial institution must be a member of the Automated Clearing House network. To use this service, you must authorize the Fund to transfer funds from your bank checking or savings account by completing an automatic investment plan application and you must include a voided check or pre-printed savings deposit slip. An application may be obtained by calling the Fund at 1-800-443-6544.


                              REDEMPTION OF SHARES


                  A shareholder's right to redeem shares of the Fund will be suspended and the shareholder's right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of the Fund's securities or to determine fairly the value of its net assets.

                  Shareholders  owning  Fund shares  worth at least  $25,000 may withdraw a fixed amount at regular monthly or quarterly intervals through the Fund's systematic withdrawal plan. Shareholders participating in the systematic withdrawal plan cannot hold shares in certificate form. The systematic withdrawal plan is not available for IRA accounts or other retirement plans other than for IRA periodic automated distributions. There is no charge for such IRA periodic automated distributions, but a $25 fee is charged for other non-automated, ad hoc distributions from IRA accounts or other retirement plans. To establish a systematic withdrawal plan, shareholders should call the Fund at 1-800-443-6544 for the necessary forms.


                  The minimum amount of a systematic withdrawal payment is $100. These payments will be made from the proceeds of planned periodic redemption of shares in the shareholder's account. Redemptions can be made monthly or quarterly on any day the shareholder chooses. If that day is a weekend or holiday, the redemption will be made the following business day. When participating in the systematic withdrawal plan, it is recommended that all income and capital gains distributions payable on shares held in the shareholder's account be reinvested in additional shares. Shareholders may purchase and deposit additional Fund shares in their account at any time.


                  Withdrawal payments cannot be considered as yield or income on a shareholder's investment, since portions of each payment may consist of a return of capital. Depending on the size or frequency of the withdrawals requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such withdrawals may reduce or even exhaust the account.

                  Shareholders may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by giving two weeks advance notice to the Fund. Certain changes may be made by telephone.


                                EXCHANGING SHARES


                  Shareholders may exchange shares of the Fund for Class A shares of the First American Prime Obligations Fund, a money market mutual fund, at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Fund at net asset value. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Fund or the Adviser of, an investment in the First American Prime Obligations Fund. Any shareholder who considers making such an investment through the exchange privilege should obtain and review the prospectus of the First American Prime Obligations Fund before exercising the exchange privilege. The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the shareholder or at his or her discretion to any person other than the Fund or (ii) the proceeds from redemption in the shares of the First American Prime Obligations Fund are not immediately reinvested in shares of the Fund through a subsequent exercise of the exchange privilege. Shareholders may exchange shares only for shares that have been registered in their state.

                  Exchanges may only be made between identically registered accounts. If certificates are held, they must first be properly delivered with the shareholder's exchange request. Exchanges with the First American Prime Obligations Fund are subject to its minimum purchase and redemption amounts. Once an exchange request is made, it may not be modified or cancelled.


                  The exchange privilege is not designed to afford shareholders a way to play short-term swings in the market. The Fund is not suitable for that purpose. The Fund reserves the right, at any time without prior notice, to suspend, limit, modify or terminate the exchange privilege or its use in any manner by any person or class.

                  The Fund has set the maximum telephone exchange per account per day at $100,000, with a maximum of $1,000,000 per day per related accounts. The Fund reserves the right to refuse a telephone exchange if it believes it to be in the best interest of all shareholders to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by the Fund or U.S. Bancorp Fund Services, LLC. Neither the Fund, U.S. Bancorp Fund Services, LLC nor their agents will be liable for following instructions received by telephone that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.

                  Shareholders may exchange fixed dollar amounts between the Fund and the First American Prime Obligations Fund automatically every month, every quarter or annually by using the Fund's automatic exchange plan. The automatic exchange transaction can be made on any day the shareholder chooses. If that day is a weekend or holiday, the exchange will be made the following business day. The minimum exchange per transaction is $50. Shareholders may also automatically exchange dividend and capital gain distributions between the Fund and the First American Prime Obligations Fund on the dividend payment date. The automatic exchange plan is not available for exchanges from regular accounts into IRA or other qualified plan accounts. Shareholders should call the Fund at 1-800-443-6544 to obtain the forms necessary to establish the automatic exchange plan.


                        ALLOCATION OF PORTFOLIO BROKERAGE


                  Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between the purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

                  In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the same transaction, if the Adviser determines that such commission is reasonable in relation to the value of the services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.

                  Brokerage commissions paid by the Fund during its fiscal years ended June 30, 2007, 2006 and 2005 totaled $26,900 on transactions of $13,582,342; $16,226 on transactions of $8,923,386; and $29,872 on transactions of $11,855,333, respectively. During the fiscal year ended June 30, 2007, the Fund paid commissions of $26,900 on transactions of $13,582,342 to brokers who provided research services to the Adviser.


                                    CUSTODIAN


                  U. S. Bank, N.A. ("U.S. Bank"), Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Fund. As such, U. S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. U.S. Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. An affiliate of U.S. Bank, U.S. Bancorp Fund Services, LLC, acts as the Fund's transfer agent and dividend disbursing agent.


                                      TAXES


                  The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund has so qualified in each of its fiscal years. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. If the Fund did not qualify as a regulated investment company under Subchapter M, shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

                  Dividends from the Fund's net investment income and distributions from the Fund's net realized short-term capital gains are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), whether received in cash or in additional shares. The 70% dividends-received deduction for corporations may apply to such dividends and distributions, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the Fund's net investment company income taxable distributions.


                  Any dividend or capital gains distribution paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital.

                  Shareholders may realize a capital gain or capital loss in any year in which they redeem shares. The gain or loss is the difference between the shareholder's basis (cost) and the redemption price of the shares redeemed.


                  The Fund may be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his correct Social Security or other tax identification number or if the IRS requires withholding due to the underreporting of income. The certification form is included as part of the account application and should be completed when the account is opened.

                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


                  The Fund's financial statements are audited annually by an independent registered public accounting firm approved by the Fund's Directors each year. In years in which an annual shareholder meeting is held, the Directors may submit their selection of the independent registered public accounting firm to the shareholders for ratification. BKD, LLP, 2800 Post Oak Boulevard, Suite 3200, Houston, Texas 77056-3049, is the Fund's present independent registered public accounting firm.

                              SHAREHOLDER MEETINGS


                  The Wisconsin Business Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted the appropriate provisions in its bylaws and, at its discretion, may not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of the independent registered public accounting firm; and (iv) approval of a distribution agreement.

                  The Company's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  With respect to the Company, upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.


                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE


                  The Fund's authorized capital consists of 30,000,000 shares of common stock. Each share has one vote, and all shares participate equally in dividends and other distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Shares of The Primary Trend Fund, Inc. have no preemptive, conversion, subscription or cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Directors.


                  The shares of the Fund are  redeemable and  transferable.  All shares issued and sold by the Fund will be fully paid and nonassessable, except as provided in former Section 180.0622(2)(b) of the Wisconsin Business Corporation Law. Fractional shares have the same rights proportionately as to full shares.

                        DESCRIPTION OF SECURITIES RATINGS


                  The Fund may invest in "investment grade" corporate obligations (securities rated "BBB" or better by Standard & Poor's Corporation or "Baa" or better by Moody's Investors Service, Inc.). Additionally, the Fund may, from time to time, purchase corporate obligations rated less than investment grade if, in the opinion of the Adviser, such lesser rating is due to a special situation or other extenuating circumstance. Finally the Fund may invest in commercial paper rated in the highest two rating categories of Standard & Poor's Corporation or Moody's Investors Service, Inc. A brief description of the ratings symbols and their meanings follows.


                  Standard & Poor's Corporation ("Standard & Poor's") Debt Ratings. A Standard & Poor's corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

                  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

                  I. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                  II. Nature of and provisions of the obligation; and

                  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

                  AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

                  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  BB, B, CCC, CC Bonds are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  Moody's Investors Service, Inc. ("Moody's") Bond Ratings.

                  Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds  which are rated Ba are judged to have  speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

                  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2.   Capacity  for  timely   payment  on  issues  with  this
designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

                  Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               o    Leading market positions in well-established industries.

               o    High rates of return on funds employed.

               o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               o Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  Not Prime - Issuers rated Not Prime do not fall within any of the prime rating categories.